Exhibit 10.15

AMENDMENT TO

FORWARD PURCHASE AGREEMENT

This AMENDMENT, dated as of May 24, 2017 (this “Amendment”), amends that certain Forward Purchase Agreement, dated as of April 18, 2016, as amended (the “Agreement”), by and among CF Corporation (the “Company”), _______________ (the “Purchaser”) and, solely for the purposes of Section 6 thereof, CF Capital Growth, LLC (the “Sponsor”).

RECITALS:

WHEREAS, the Company, FGL US Holdings Inc., a Delaware corporation and wholly owned indirect subsidiary of the Company (“Parent”), FGL Merger Sub Inc., a Delaware corporation and wholly owned direct subsidiary of Parent, and Fidelity & Guaranty Life, a Delaware corporation (“FGL”), have entered into that certain Agreement and Plan of Merger, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”); and

WHEREAS, in connection with the Merger Agreement, the parties to the Agreement now desire to amend the Agreement in accordance with Section 9(l) of the Agreement and as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and in reliance upon the representations, warranties, conditions, agreements and covenants contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

1.          Definitions. All capitalized terms used but not defined in this Amendment shall have the meaning assigned to such terms in the Agreement and the construction provisions set forth in Section 9(o) of the Agreement shall also apply to this Amendment.

2.          Amendments to the Agreement.

(a)         Section 7(a) of the Agreement is hereby amended by adding the following sentence at the end of such section:

“Notwithstanding the foregoing, the obligation of the Purchaser to purchase the Forward Purchase Securities at the FPS Closing under this Agreement shall not be subject to the fulfillment, at or prior to the FPS Closing, of the conditions set forth in Section 7(a)(ii) through Section 7(a)(iv) in respect of any proposed or actual Business Combination with or involving Fidelity & Guaranty Life, a Delaware corporation (“FGL”) or any of its affiliates.”

(b)          Section 8(b) of the Agreement is hereby amended by adding the following sentence at the end of such section:

“Notwithstanding the foregoing, the provisions of Sections 8(b)(iv), Section 8(b)(vi) and, solely in respect of a voluntary or involuntary petition under United States federal bankruptcy laws or any state insolvency law relating to Chinh E. Chu, William P. Foley and the Sponsor, Section 8(b)(v), shall not apply during such time as that certain Agreement and Plan of Merger, dated as of May 24, 2017, by and among the Company, FGL US Holdings Inc., a Delaware corporation and wholly owned indirect subsidiary of the Company (“Parent”), FGL Merger Sub Inc., a Delaware corporation and wholly owned direct subsidiary of Parent, and FGL (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”) remains in force and effect.”

(c)          Section 9(f) of the Agreement is hereby deleted in its entirety and replaced with the following paragraph:

“Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the Company, the Sponsor and the Purchaser, and, for so long as the Merger Agreement remains in force and effect, FGL.”

(d)           Section 9(l) of the Agreement is hereby deleted in its entirety and replaced with the following paragraph:

“Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the written consent of the Company, the Sponsor and the Purchaser, and, for so long as the Merger Agreement remains in force and effect, FGL.”

(e)          Section 9(r) of the Agreement is hereby deleted in its entirety and replaced with the following paragraph:

“Specific Performance. The Purchaser agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by the Purchaser in accordance with the terms hereof and that the Company (and FGL for purposes of Section 9(t)) shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.”

(f)           Section 9 of the Agreement is further amended by inserting the following paragraph as Section 9(t):

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“No Third Party Beneficiaries. The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto and their successors and permitted assigns, in accordance with and subject to the terms of this Agreement, and nothing in this Agreement, express or implied, is intended to, and does not, confer upon any Person other than the parties hereto and their respective successors and permitted assigns any rights or remedies hereunder or any rights under this Agreement; provided, however, that FGL is hereby made an express third party beneficiary of Section 1, Section 7(a), Section 8(b), Section 9(f), Section 9(l), Section 9(r) and this Section 9(t) during such time as the Merger Agreement remains in force and effect and is entitled to the rights and benefits hereunder and may enforce the provisions of Section 1, Section 7(a), Section 8(b), Section 9(f), Section 9(l), Section 9(r) and this Section 9(t) as if it were a party hereto; and provided further, however, that any rights, claims or disputes asserted in good faith by FGL prior to any termination of the Merger Agreement shall not thereafter be barred and such rights, claims or disputes shall instead survive until finally resolved.

3.           Miscellaneous.

(a)          Except as expressly amended and/or superseded by this Amendment, the Agreement remains and shall remain in full force and effect. This Amendment shall not constitute an amendment or waiver of any provision of the Agreement, except as expressly set forth herein. Upon the execution and delivery hereof, the Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Agreement. This Amendment and the Agreement shall each henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Agreement. If and to the extent there are any inconsistencies between the Agreement and this Amendment with respect to the matters set forth herein, the terms of this Amendment shall control. References in the Agreement to the Agreement shall be deemed to mean the Agreement as amended by this Amendment.

(b)          This Amendment, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of Delaware, without giving effect to its choice of laws principles.

(c)          The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Amendment except in state courts of New York or the United States District Court for the Southern District of New York and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Amendment or the subject matter hereof may not be enforced in or by such court.

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(d)          The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Amendment and the transactions contemplated hereby.

(e)          No party hereto may assign either this Amendment or any of its rights, interests, or obligations hereunder without the prior written consent of the Company, the Sponsor and the Purchaser, and, for so long as the Merger Agreement remains in force and effect, FGL.

(f)          Section 9(a), Section 9(d), Section 9(e), Section 9(h), Section 9(i), Section 9(m), Section 9(n), Section 9(o), Section 9(q) (it being understood and agreed that nothing in this Section 3(f) shall invalidate, modify or otherwise affect any consent or waiver granted by any of the parties hereto in connection with the Agreement) and Section 9(r) of the Agreement are each hereby incorporated by reference mutatis mutandis.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective as of the date first set forth above.

PURCHASER:

[PURCHASER]

By:
Name:
Title:

COMPANY:

CF CORPORATION

By:
Name:
Title:

SPONSOR (solely for the purposes of Section 6 of the Agreement):

CF CAPITAL GROWTH, LLC

By:
Name:
Title: